Exhibit 21.01





                      SUBSIDIARIES OF TRAVELERS GROUP INC.
                               AS OF MARCH 1, 1996

THE FOLLOWING LIST OMITS CERTAIN SUBSIDIARIES WHICH, CONSIDERED IN THE AGGREGATE AS A SINGLE SUBSIDIARY, WOULD NOT CONSTITUTE A SIGNIFICANT SUBSIDIARY. THE JURISDICTION OF INCORPORATION OF EACH SUBSIDIARY IS ALSO INDICATED.


AC Health Ventures, Inc.........................................................Delaware
AMCO Biotech, Inc...............................................................Delaware
Associated Madison Companies, Inc...............................................Delaware
  - American National Life Insurance (T & C), Ltd...............................Turks and Caicos Islands
  - ERISA Corporation...........................................................New York
  - Mid-America Insurance Services, Inc.........................................Georgia
  - National Marketing Corporation..............................................Pennsylvania
       (ALSO D/B/A AMERICAN SERVICE ASSOCIATES)
  - PFS Services, Inc...........................................................Georgia
    - The Travelers Insurance Group Inc.........................................Connecticut
      - Constitution Plaza, Inc.................................................Connecticut
      - KP Properties Corporation...............................................Massachusetts
      - KPI 85, Inc.............................................................Massachusetts
      - KRA Advisers Corporation................................................Massachusetts
      - KRP Corporation.........................................................Massachusetts
      - La Metropole S.A........................................................Belgium
      - Resource Information Management Systems, Inc............................Illinois
        - Principal Financial Associates, Inc...................................Delaware
        - Winthrop Financial Group, Inc.........................................Delaware
      - The Plaza Corporation...................................................Connecticut
      - Joseph A. Wynne Agency..................................................California
        - The Copeland Companies................................................New Jersey
          - American Odyssey Funds Management, Inc..............................New Jersey
            - American Odyssey Funds, Inc.......................................Maryland
          - Copeland Administrative Services, Inc...............................New Jersey
          - Copeland Associates, Inc............................................Delaware
            - Copeland Associates Agency of Ohio, Inc...........................Ohio
            - Copeland Associates of Alabama, Inc...............................Alabama
            - Copeland Associates of Montana, Inc...............................Montana
            - Copeland Benefits Management Company..............................New Jersey
            - Copeland Equities, Inc............................................New Jersey
            - H.C. Copeland Associates, Inc. of Massachusetts...................Massachusetts
          - Copeland Financial Services, Inc....................................New Jersey
          - Copeland Healthcare Services, Inc...................................New Jersey
          - H.C. Copeland and Associates, Inc. of Texas.........................Texas
        - The Parker Realty and Insurance Agency, Inc...........................Vermont
        - Travelers General Agency of Hawaii, Inc...............................Hawaii
      - The Prospect Company....................................................Delaware
        - 89th & York Avenue Corporation........................................New York
        - 979 Third Avenue Corporation..........................................Delaware
        - Meadow Lane, Inc......................................................Georgia
        - Panther Valley, Inc...................................................New Jersey
        - Prospect Management Services Company..................................Delaware
        - The Travelers Asset Funding Corporation...............................Connecticut
          - Travelers Capital Funding Corporation...............................Connecticut
      - The Travelers Corporation of Bermuda Limited............................Bermuda



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

      - The Travelers Indemnity Company.........................................Connecticut
        - Commercial Insurance Resources, Inc...................................Delaware
          - Gulf Insurance Company..............................................Missouri
             - Atlantic Insurance Company.......................................Texas
             - Gulf Group Lloyds................................................Texas
             - Gulf Risk Services, Inc..........................................Delaware
             - Gulf Underwriters Insurance Company..............................North Carolina
             - Select Insurance Company.........................................Texas
        - Countersignature Agency, Inc..........................................Florida
        - First Trenton Indemnity Company.......................................New Jersey
        - Laramia Insurance Agency, Inc.........................................North Carolina
        - Lynch, Ryan & Associates, Inc.........................................Massachusetts
        - The Charter Oak Fire Insurance Company................................Connecticut
        - The Phoenix Insurance Company.........................................Connecticut
          - Constitution State Service Company..................................Montana
          - The Travelers Indemnity Company of America..........................Georgia
          - The Travelers Indemnity Company of Connecticut......................Connecticut
          - The Travelers Indemnity Company of Illinois.........................Illinois
        - The Premier Insurance Company of Massachusetts........................Massachusetts
        - The Travelers Home and Marine Insurance Company.......................Indiana
        - The Travelers Indemnity Company of Missouri...........................Missouri
        - The Travelers Lloyds Insurance Company................................Texas
        - TI Home Mortgage Brokerage, Inc.......................................Delaware
        - TravCo Insurance Company..............................................Indiana
        - Travelers Bond Investments, Inc.......................................Connecticut
        - Travelers Medical Management Services Inc.............................Delaware
        - VIPortfolio Agency, Inc...............................................Delaware
      - The Travelers Insurance Company.........................................Connecticut
        - Applied Expert Systems Inc............................................Massachusetts
        - The Travelers Life and Annuity Company................................Connecticut
        - Three Parkway Inc. - I................................................Pennsylvania
        - Three Parkway Inc. - II...............................................Pennsylvania
        - Three Parkway Inc. - III..............................................Pennsylvania
        - Travelers Insurance Holdings Inc......................................Georgia
           - AC RE, Ltd.........................................................Bermuda
           - American Financial Life Insurance Company..........................Texas
           - Primerica Life Insurance Company...................................Massachusetts
              - National Benefit Life Insurance Company.........................New York
              - Primerica Financial Services (Canada) Ltd.......................Canada
                 - PFSL Investments Canada Ltd..................................Canada
                 - Primerica Financial Services Ltd.............................Canada
                 - Primerica Life Insurance Company of Canada...................Canada
        - Travelers/Net Plus, Inc...............................................Connecticut
      - The Travelers Insurance Corporation Proprietary Limited.................Australia
      - The Travelers Marine Corporation........................................California
      - Tower Square Securities, Inc............................................Connecticut
      - Travelers Asset Management International Corporation....................New York
      - Travelers Canada Corporation............................................Canada
      - Travelers Mortgage Securities Corporation...............................Delaware
      - Travelers of Ireland Limited............................................Ireland
      - Travelers Specialty Property Casualty Company, Inc......................Connecticut
      - Travelers/Aetna Property Casualty Corp..................................Delaware
- Primerica Finance Corporation.................................................Delaware
   - PFS Distributors, Inc......................................................Georgia


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

   - PFS Investments Inc........................................................Georgia
   - PFS T.A., Inc..............................................................Delaware
- Primerica Financial Services Home Mortgages, Inc..............................Georgia
- Primerica Financial Services, Inc.............................................Nevada
   - Primerica Financial Services Agency of New York, Inc.......................New York
   - Primerica Financial Services Insurance Marketing of Connecticut, Inc.......Connecticut
   - Primerica Financial Services Insurance Marketing of Idaho, Inc.............Idaho
   - Primerica Financial Services Insurance Marketing of Nevada, Inc............Nevada
   - Primerica Financial Services Insurance Marketing of Pennsylvania, Inc......Pennsylvania
        (ALSO D/B/A PRIMERICA FINANCIAL SERVICES)
   - Primerica Financial Services Insurance Marketing of the Virgin Islands,  ..
       Inc......................................................................United States Virgin Islands
   - Primerica Financial Services Insurance Marketing of Wyoming, Inc...........Wyoming
   - Primerica Financial Services Insurance Marketing, Inc......................Delaware
   - Primerica Financial Services of Alabama, Inc...............................Alabama
   - Primerica Financial Services of New Mexico, Inc............................New Mexico
   - Primerica Insurance Agency of Massachusetts, Inc...........................Massachusetts
   - Primerica Insurance Marketing Services of Puerto Rico, Inc.................Puerto Rico
   - Primerica Insurance Services of Louisiana, Inc.............................Louisiana
        (ALSO D/B/A  A.L. WILLIAMS)
   - Primerica Insurance Services of Maryland, Inc..............................Maryland
- Primerica Services, Inc.......................................................Georgia
- RCM Acquisition Inc...........................................................Delaware
- SCN Acquisitions Company......................................................Delaware
- SL&H Reinsurance, Ltd.........................................................Nevis
  - Southwest Service Agreements, Inc...........................................North Carolina
- Southwest Warranty Corporation................................................Florida
- CCC Holdings, Inc.............................................................Delaware
- Commercial Credit Company.....................................................Delaware
  - American Health and Life Insurance Company..................................Maryland
  - Brookstone Insurance Company................................................Vermont
  - CC Finance Company, Inc.....................................................New York
  - CC Financial Services, Inc..................................................Hawaii
  - CCC Fairways, Inc...........................................................Delaware
  - City Loan Financial Services, Inc...........................................Ohio
  - Commercial Credit Banking Corporation.......................................Oregon
  - Commercial Credit Consumer Services, Inc....................................Minnesota
  - Commercial Credit Corporation ..............................................Alabama
  - Commercial Credit Corporation ..............................................California
  - Commercial Credit Corporation ..............................................Iowa
      (ALSO D/B/A COMMERCIAL CREDIT CORPORATION (IA)).........................
  - Commercial Credit Corporation ..............................................Kentucky
    - Certified Insurance Agency, Inc...........................................Kentucky
    - Commercial Credit Investment, Inc.........................................Kentucky
    - National Life Insurance Agency of Kentucky, Inc...........................Kentucky
    - Union Casualty Insurance Agency, Inc......................................Kentucky
  - Commercial Credit Corporation ..............................................Maryland
       (ALSO D/B/A COMMERCIAL CREDIT CORPORATION (MD))
    - Action Data Services, Inc.................................................Missouri
    - Commercial Credit Plan, Incorporated .....................................Oklahoma
        (also D/B/A Commercial Credit Consumer Services, Inc.)
  - Commercial Credit Corporation ..............................................New York
  - Commercial Credit Corporation ..............................................South Carolina
  - Commercial Credit Corporation ..............................................West Virginia
  - Commercial Credit Corporation NC............................................North Carolina

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

  - Commercial Credit Europe, Inc...............................................Delaware
  - Commercial Credit Far East Inc..............................................Delaware
  - Commercial Credit Insurance Services, Inc...................................Maryland
    - Commercial Credit Insurance Agency (P&C) of Mississippi, Inc..............Mississippi
    - Commercial Credit Insurance Agency of Alabama, Inc........................Alabama
    - Commercial Credit Insurance Agency of Kentucky, Inc.......................Kentucky
    - Commercial Credit Insurance Agency of Massachusetts, Inc..................Massachusetts
    - Commercial Credit Insurance Agency of Nevada, Inc.........................Nevada
    - Commercial Credit Insurance Agency of New Mexico, Inc.....................New Mexico
    - Commercial Credit Insurance Agency of Ohio, Inc...........................Ohio
  - Commercial Credit International, Inc........................................Delaware
    - Commercial Credit International Banking Corporation.......................Oregon
      - Commercial Credit Corporation CCC Limited...............................Canada
      - Commercial Credit Services do Brazil Ltda...............................Brazil
    - Commercial Credit Services Belgium S.A....................................Belgium
  - Commercial Credit Limited...................................................Delaware
  - Commercial Credit Loan, Inc. ...............................................New York
  - Commercial Credit Loans, Inc. ..............................................Delaware
  - Commercial Credit Loans, Inc. ..............................................Ohio
  - Commercial Credit Loans, Inc. ..............................................Virginia
  - Commercial Credit Management Corporation....................................Maryland
  - Commercial Credit Plan Incorporated ........................................Tennessee
      (ALSO D/B/A COMMERCIAL CREDIT PLAN (TN))
  - Commercial Credit Plan Incorporated ........................................Utah
  - Commercial Credit Plan Incorporated of Georgetown...........................Delaware
  - Commercial Credit Plan Industrial Loan Company..............................Virginia
  - Commercial Credit Plan, Incorporated .......................................Colorado
  - Commercial Credit Plan, Incorporated .......................................Delaware
  - Commercial Credit Plan, Incorporated .......................................Georgia
  - Commercial Credit Plan, Incorporated .......................................Missouri
  - Commercial Credit Securities, Inc...........................................Delaware
  - DeAlessandro & Associates, Inc..............................................Delaware
  - Park Tower Holdings, Inc....................................................Delaware
      - CC Retail Services, Inc.................................................Delaware
      - Troy Textiles, Inc......................................................Delaware
    - COMCRES, Inc..............................................................Delaware
    - Commercial Credit Development Corporation.................................Delaware
      - Myers Park Properties, Inc..............................................Delaware
  - Penn Re, Inc................................................................North Carolina
  - Plympton Concrete Products, Inc.............................................Delaware
  - Resource Deployment, Inc....................................................Texas
  - The Travelers Bank..........................................................Delaware
  - The Travelers Bank USA......................................................Delaware
  - Travelers Home Equity, Inc..................................................North Carolina
     - CC Consumer Services of Alabama, Inc.....................................Alabama
     - CC Home Lenders Financial, Inc...........................................Georgia
     - CC Home Lenders, Inc.....................................................Ohio
     - Commercial Credit Corporation ...........................................Texas
     - Commercial Credit Financial of Kentucky, Inc.............................Kentucky
     - Commercial Credit Financial of West Virginia, Inc........................West Virginia
     - Commercial Credit Plan Consumer Discount Company.........................Pennsylvania
     - Commercial Credit Services of Kentucky, Inc..............................Kentucky
     - Travelers Home Equity Services, Inc......................................North Carolina
    Triton Insurance Company....................................................Missouri


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

    - Verochris Corporation.....................................................Delaware
       - AMC Aircraft Corp......................................................Delaware
    - World Service Life Insurance Company......................................Colorado
Greenwich Street Capital Partners, Inc..........................................Delaware
Greenwich Street Investments, Inc...............................................Delaware
  - Greenwich Street Capital Partners Offshore Holdings, Inc.....................Delaware
Margco Holdings, Inc............................................................Delaware
 - Berg Associates..............................................................New Jersey
 - Berg Enterprises Realty, Inc. ...............................................New York
 - Dublin Escrow, Inc...........................................................California
 - Farrington Realty, Inc.......................................................New Jersey
 - M.K.L. Realty Corporation....................................................New Jersey
 - MFC Holdings, Inc............................................................Delaware
 - MRC Holdings, Inc............................................................Delaware
 - The Berg Agency, Inc. .......................................................New Jersey
Mirasure Insurance Company, Ltd.................................................Bermuda
Pacific Basin Investments Ltd...................................................Delaware
Primerica Corporation ..........................................................Wyoming
Primerica, Inc..................................................................Delaware
RCM Capital Trust Company.......................................................California
Smith Barney Corporate Trust Company............................................Delaware
Smith Barney Holdings Inc.......................................................Delaware
 - Mutual Management Corp.......................................................New York
 - R-H Capital, Inc.............................................................Delaware
 - R-H Sports Enterprises Inc...................................................Georgia
 - SB Cayman Holdings I Inc.....................................................Delaware
 - SB Cayman Holdings II Inc....................................................Delaware
 - SB Cayman Holdings III Inc...................................................Delaware
 - SB Cayman Holdings IV Inc....................................................Delaware
 - Smith Barney (Delaware) Inc..................................................Delaware
   - 1345 Media Corp............................................................Delaware
   - Americas Avenue Corporation................................................Delaware
   - Corporate Realty Advisors, Inc.............................................Delaware
   - IPO Holdings Inc...........................................................Delaware
     - Institutional Property Owners, Inc. III..................................Delaware
     - Institutional Property Owners, Inc. V....................................Delaware
     - Institutional Property Owners, Inc. VI...................................Delaware
    - MLA 50 Corporation........................................................Delaware
    - MLA GP Corporation........................................................Delaware
    - Municipal Markets Advisors Incorporated...................................Delaware
    - SBF Corp..................................................................Delaware
        (ALSO D/B/A  SB GP COMPANY)
    - Smith Barney Acquisition Corporation......................................Delaware
    - Smith Barney Acquisition Fund, Inc........................................Cayman Islands
    - Smith Barney Global Capital Management, Inc...............................Delaware
    - Smith Barney Investment, Inc..............................................Delaware
    - Smith Barney Offshore, Inc................................................Delaware
      - Decathlon Offshore Limited..............................................Cayman Islands
    - Smith Barney Realty, Inc..................................................Delaware
    - Smith Barney Risk Investors, Inc..........................................Delaware
    - Smith Barney Venture Corp.................................................Delaware
 - Smith Barney Asia Inc........................................................Delaware
 - Smith Barney Asset Management Group (Asia) Pte. Ltd..........................Singapore
 - Smith Barney Canada Inc......................................................Canada


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

 - Smith Barney Capital Services Inc............................................Delaware
 - Smith Barney Cayman Islands, Ltd.............................................Cayman Islands
 - Smith Barney Commercial Corp.................................................Delaware
 - Smith Barney Commercial Corporation Asia Limited.............................Hong Kong
 - Smith Barney Europe Holdings, Ltd............................................United Kingdom
   - Smith Barney Europe, Ltd...................................................United Kingdom
   - Smith Barney'shearson Futures, Ltd.........................................United Kingdom
 - Smith Barney Futures Management Inc..........................................Delaware
   - Smith Barney Offshore Fund Ltd.............................................Delaware
   - Smith Barney'shearson Overview Fund PLC....................................Dublin
 - Smith Barney Inc.............................................................Delaware
   - Institutional Property Owners, Inc. VII....................................Delaware
   - SBHU Life Agency, Inc......................................................Delaware
     - Robinson-Humphrey Insurance Services Inc.................................Georgia
       - Robinson-Humphrey Insurance Services of Alabama, Inc...................Alabama
     - SBHU Life & Health Agency, Inc...........................................Delaware
     - SBHU Life Agency of Arizona, Inc.........................................Arizona
     - SBHU Life Agency of Indiana, Inc.........................................Indiana
     - SBHU Life Agency of Utah, Inc............................................Utah
     - SBHU Life Insurance Agency of Massachusetts, Inc.........................Massachusetts
     - SBS Insurance Agency of Hawaii, Inc......................................Hawaii
     - SBS Insurance Agency of Idaho, Inc.......................................Idaho
     - SBS Insurance Agency of Maine, Inc.......................................Maine
     - SBS Insurance Agency of Montana, Inc.....................................Montana
     - SBS Insurance Agency of Nevada, Inc......................................Nevada
     - SBS Insurance Agency of North Carolina, Inc..............................North Carolina
     - SBS Insurance Agency of Ohio, Inc........................................Ohio
     - SBS Insurance Agency of South Dakota, Inc................................South Dakota
     - SBS Insurance Agency of Wyoming, Inc.....................................Wyoming
     - SBS Insurance Brokerage Agency of Arkansas, Inc..........................Arkansas
     - SBS Insurance Brokers of Kentucky, Inc...................................Kentucky
     - SBS Insurance Brokers of Louisiana, Inc..................................Louisiana
     - SBS Insurance Brokers of New Hampshire, Inc..............................New Hampshire
     - SBS Insurance Brokers of North Dakota, Inc...............................North Dakota
     - SBS Life Insurance Agency of Puerto Rico, Inc............................Puerto Rico
     - SLB Insurance Agency of Maryland, Inc....................................Maryland
     - Smith Barney Life Agency Inc.............................................Louisiana
  - Smith Barney (France) S.A...................................................France
  - Smith Barney (Hong Kong) Limited............................................Hong Kong
  - Smith Barney (Netherlands) Inc..............................................Delaware
  - Smith Barney International Incorporated.....................................Oregon
    - Smith Barney (Singapore) Pte Ltd..........................................Singapore
    - Smith Barney Pacific Holdings, Inc........................................British Virgin Islands
       - Smith Barney (Asia) Limited............................................Hong Kong
       - Smith Barney (Pacific) Limited.........................................Hong Kong
     - Smith Barney'securities Pte Ltd..........................................Singapore
       - Smith Barney Research Pte. Ltd.........................................Singapore
  - The Robinson-Humphrey Company, Inc..........................................Delaware
- Smith Barney Mortgage Brokers Inc.............................................Delaware
- Smith Barney Mortgage Capital Corp............................................Delaware
- Smith Barney Mortgage Capital Group, Inc......................................Delaware
- Smith Barney Mutual Funds Management Inc......................................Delaware
  - Smith Barney'strategy Advisers Inc..........................................Delaware
    - E.C. Tactical Management S.A..............................................Luxembourg



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


  - Smith Barney Private Trust Company (Cayman) Limited.........................Cayman Islands
    - Greenwich (Cayman) I Limited..............................................Cayman Islands
    - Greenwich (Cayman) II Limited.............................................Cayman Islands
    - Greenwich (Cayman) III Limited............................................Cayman Islands
  - Smith Barney's.A............................................................France
    - Smith Barney Asset Management France SA...................................France
  - Smith Barney'shearson (Chile) Corredora de Seguro Limitada..................Chile
      (ALSO D/B/A SBS (CHILE) CORREDORA DE SEHUROS LTDA.)
  - Smith Barney'shearson (Ireland) Limited.....................................Ireland
  - Structured Mortgage Securities Corporation..................................Delaware
  - The Travelers Investment Management Company.................................Connecticut
- Smith Barney Private Trust Company............................................New York
- Smith Barney Private Trust Company of Florida.................................Florida
- Tinmet Corporation............................................................Delaware
- Travelers Services Inc........................................................Delaware
- Tribeca Management Inc........................................................Delaware
- TRV Employees Investments, Inc................................................Delaware
- TRV/RCM Corp..................................................................Delaware
- TRV/RCM LP Corp...............................................................Delaware





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